SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          Current Report


             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                          June 19,  1997
         ------------------------------------------------
         Date of Report (Date of earliest event reported)



               INTERNATIONAL TECHNOLOGY CORPORATION
       -----------------------------------------------------
      (Exact name of registrant as specified in its charter)



        Delaware              1-9037           33-0001212
      ---------------     -------------        ----------
      (State of other      (Commission         (IRS Employer
      jurisdiction of      File Number)         ID Number)
       incorporation)



                      2790 Mosside Boulevard
               Monroeville, Pennsylvania 15146-2792
               ------------------------------------
                  (Address of principal offices)



                          (412) 372-7701
         ------------------------------------------------
       (Registrant's telephone number, including area code)

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Item 5.   Other Events.
          ------------

          International Technology Corporation (the "Company") reported today that it has completed the relocation of the principal executive offices of the Company and IT Corporation (the Company's primary operating subsidiary) from Torrance, California to 2790 Mosside Boulevard, Monroeville, Pennsylvania 15146-2792. The Company's telephone number in Monroeville, Pennsylvania is (412) 372-7701.

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                            SIGNATURE
                            ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              INTERNATIONAL TECHNOLOGY CORPORATION


                                      /s/PHILIP H. OCKELMANN
Dated: June 19, 1997                 ------------------------------
                                         Philip H. Ockelmann,
                                 Vice President, Finance and Treasurer
                                               and
                                     Principal Accounting Officer

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